SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2014 (September 3, 2014)

Anchor BanCorp Wisconsin Inc.

(Exact Name of Registrant as Specified in its Charter)

Wisconsin	001-34955	39-1726871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	57303
(Address of Principal Executive Office)	(Zip Code)

608-252-8700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(c) and (e)

Appointment of Officer

On September 9, 2014, AnchorBank, fsb (the “Bank”), a subsidiary of Anchor Bancorp Wisconsin Inc. (the “Company”) announced that, effective September 3, 2014, Mr. Thomas G. Dolan (age 54) has been appointed Executive Vice President and Chief Operating Officer of the Company and the Bank. Mr. Dolan previously served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank.

The Bank also announced that, effective September 3, 2014, Mr. William T. James (age 55) has been appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Bank. Mr. James previously served as the Bank’s Treasurer. Mr. James joined the Company and the Bank in October 2013. Mr. James oversees the Treasury Management, Finance, and Accounting areas. He previously served as Treasurer and Senior Vice President of Guaranty Bank in Milwaukee from 2006 to 2013. He began his banking career at St. Francis Bank in Milwaukee and served in a variety of finance related roles for over 20 years including Executive Vice President and Treasurer. He has been a Chartered Financial Analyst (CFA) since 1991.

There are no family relationships among any of the Company’s directors, executive officers and Mr. James. There are no related party transactions between the Company and Mr. James that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1.

Employment Agreements

Chris M. Bauer

Chris M. Bauer has been retained as the Company’s President and Chief Executive Officer and Chief Executive Officer of the Bank since 2009. The Company, the Bank and Mr. Bauer entered into a three year employment agreement, dated September 5, 2014 (the “Bauer Employment Agreement”), retaining Mr. Bauer as President and Chief Executive Officer of each of the Company and the Bank through September 5, 2017. The employment agreement provides for a salary of $500,000 per year . As consideration for entering into the employment agreement, Mr. Bauer is entitled to receive a one-time signing bonus of $100,000. If Mr. Bauer voluntarily resigns, he is required to provide the Bank with thirty days advance written notice. If he resigns, he will be entitled to receive only his base salary and benefits as accrued through the effective date of such resignation and will forfeit any unpaid bonuses and any unaccrued or nonvested benefits. Upon termination of employment for cause, Mr. Bauer is entitled to receive only compensation or benefits accrued prior to his termination date. Upon termination of employment other than for cause, death or disability, Mr. Bauer is entitled to receive, (i) the award of restricted stock granted under the Anchor BanCorp Wisconsin Inc. 2014 Omnibus Incentive Plan, (ii) compensation or benefits accrued prior to his termination date, (iii) an amount equal to two times the aggregate of (x) the then current base salary per annum and (y) Mr. Bauer’s target annual bonus payout value for the calendar year in which Mr. Bauer’s employment terminates and (iv) payment or reimbursement of monthly premiums for COBRA continuation coverage for Mr. Bauer and the members of his family who are qualified beneficiaries for eighteen months following his employment termination date. If the OCC or FDIC require Mr. Bauer’s agreement to be terminated, all the Company’s obligations and obligations of the Bank shall be terminated, except with respect to any previously vested rights. If the OCC or FDIC require Mr. Bauer’s agreement to be suspended, the Company’s obligations and the Bank’s obligations shall be suspended; provided that if the suspension is lifted or charges dismissed, Mr. Bauer shall receive all compensation withheld during the suspension.

In the event of a change in control, Mr. Bauer’s employment agreement, other than Appendix A, shall lapse and the provisions of Appendix A will apply in its place. Under Appendix A, Mr. Bauer will enter into a new, three year term of employment commencing on the date of a change in control. Appendix A provides that Mr. Bauer will receive (i) an annual base salary of not less than twelve times his highest monthly base salary for the twelve-month period immediately preceding the month in which the change in control occurs, (ii) the immediate vesting of any restricted stock, (iii) the immediate vesting of any stock options, (iv) the payment of any performance awards granted to him pursuant to the long-term incentive plan, on a pro rated basis and (v) an amount equal to his annual incentive target bonus for the fiscal year in which the change in control occurs. In the event that his employment is terminated during the three year period following a change in control, he will receive (i) three times the sum of (x) his annual base salary plus (y) his annual incentive bonus, (ii) outplacement services, to be provided by a nationally recognized executive placement firm, until the end of the first calendar year following the calendar year in which the termination occurs, provided that the cost shall not exceed 5% of his annual base salary (iii) life insurance, medical and dental coverage for the duration of the three year period following a change in control, or until he becomes covered under new employment and (iv) the immediate vesting of any benefits under his retirement plans that include vesting provisions to the extent permitted without jeopardizing the tax-qualified status or legal compliance of such plans.

The above is a summary of the Bauer Employment Agreement and is qualified by reference in its entirety to the Bauer Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Thomas G. Dolan

Thomas Dolan is the Company’s Executive Vice President and Chief Operating Officer and the Bank’s Executive Vice President and Chief Operating Officer. The Company, the Bank and Mr. Dolan entered into a two year Key Executive Employment and Severance Agreement, dated September 5, 2014 and effective September 3, 2014 (the “Dolan KEESA”), replacing the ongoing terms of a prior arrangement. Mr. Dolan will receive a salary of $350,000 per year. Upon termination of employment for cause, or due to Mr. Dolan voluntarily terminating his employment other than for good reason, Mr. Dolan is entitled to receive only accrued benefits. Upon termination of employment without cause or by Mr. Dolan for good reason (as defined in the Dolan KEESA), (i) the award of restricted stock under the Anchor Bancorp Wisconsin Inc. 2014 Omnibus Incentive Plan will become fully vested upon the effective date of Mr. Dolan’s termination of employment, (ii) he will receive an amount equal to the aggregate of (x) Mr. Dolan’s then current base salary per annum and (y) Mr. Dolan’s target annual bonus payout value for the calendar year in which Mr. Dolan’s employment terminates, and (iii) he will also be entitled to payment or reimbursement of monthly premiums for COBRA continuation coverage for Mr. Dolan and the members of his family who are qualified beneficiaries for eighteen months following his employment termination date. If the OCC or FDIC require Mr. Dolan’s agreement to be terminated, all obligations of the Company and the Bank shall be terminated, except with respect to any previously vested rights. If the OCC or FDIC require Mr. Dolan’s agreement to be suspended, the Company’s and the Bank’s obligations shall be suspended; provided that if the suspension is lifted or charges dismissed, Mr. Dolan shall receive all compensation withheld during the suspension.

In the event of a change in control, Mr. Dolan will continue to be employed for a period of two years from the date of the change in control. During this period Mr. Dolan will receive (i) an annual base salary of not less than twelve times his highest monthly base salary for the twelve-month period immediately preceding the month in which the change in control occurs, (ii) the immediate vesting of any restricted stock, (iii) the immediate vesting of any stock options, (iv) the payment of any performance awards granted to him pursuant to the long-term incentive plan, on a pro rated basis and (v) an amount equal to his annual incentive target bonus for the fiscal year in which the change in control occurs. In the event that his employment is terminated during the two year period following a change in control, he will receive (i) two times the sum of (x) his annual base salary plus (y) his annual incentive bonus, (ii) outplacement services, to be provided by a nationally recognized executive placement firm, until the end of the first calendar year following the calendar year in which the termination occurs, provided that the cost shall not exceed 5% of his annual base salary (iii) life insurance, medical and dental coverage for the duration of the three year period following a change in control, or until he becomes covered under new employment and (iv) the immediate vesting of any benefits under his retirement plans that include vesting provisions to the extent permitted without jeopardizing the tax-qualified status or legal compliance of such plans.

The above is a summary of the Dolan KEESA and is qualified by reference in its entirety to the Dolan KEESA, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Martha M. Hayes

Martha M. Hayes is the Bank’s Executive Vice President—Chief Risk Officer. The Company, the Bank and Ms. Hayes entered into a two year Key Executive Employment and Severance Agreement, dated September 5, 2014 (the “Hayes KEESA”), replacing the ongoing terms of a prior arrangement. Ms. Hayes will receive a salary of $330,000 per year. Upon termination of employment for cause, or due to Ms. Hayes voluntarily terminating her employment other than for good reason (as defined in the Hayes KEESA), Ms. Hayes is entitled to receive only accrued benefits. Upon termination of employment without cause or by Ms. Hayes for good reason, (i) the award of restricted stock under the Anchor Bancorp Wisconsin Inc. 2014 Omnibus Incentive Plan will become fully vested upon the effective date of Ms. Hayes’ termination of employment, (ii) she will receive an amount equal to the aggregate of (x) Ms. Hayes’ then current base salary per annum and (y) Ms. Hayes’ target annual bonus payout value for the calendar year in which Ms. Hayes’ employment terminates, and (iii) she will also be entitled to payment or reimbursement of monthly premiums for COBRA continuation coverage for Ms. Hayes and the members of her family who are qualified beneficiaries for eighteen months following her employment termination date. If the OCC or FDIC require Ms. Hayes’ agreement to be terminated, all obligations of the Company and the Bank shall be terminated, except with respect to any previously vested rights. If the OCC or FDIC require Ms. Hayes’ agreement to be suspended, the Company’s obligations and the Bank’s obligations shall be suspended; provided that if the suspension is lifted or charges dismissed, Ms. Hayes shall receive all compensation withheld during the suspension.

In the event of a change in control, Ms. Hayes will continue to be employed for a period of two years from the date of the change in control. During this period, Ms. Hayes will receive (i) an annual base salary of not less than twelve times her highest monthly base salary for the twelve-month period immediately preceding the month in which the change in control occurs, (ii) the immediate vesting of any restricted stock, (iii) the immediate vesting of any stock options, (iv) the payment of any performance awards granted to her pursuant to the long-term incentive plan, on a pro rated basis and (v) an amount equal to her annual incentive target bonus for the fiscal year in which the change in control occurs. In the event that her employment is terminated during the two year period following a change in control, she will receive (i) two times the sum of (x) her annual base salary plus (y) her annual incentive bonus, (ii) outplacement services, to be provided by a nationally recognized executive placement firm, until the end of the first calendar year following the calendar year in which the termination occurs, provided that the cost shall not exceed 5% of her annual base salary (iii) life insurance, medical and dental coverage for the duration of the three year period following a change in control, or until she becomes covered under new employment and (iv) the immediate vesting of any benefits under her retirement plans that include vesting provisions to the extent permitted without jeopardizing the tax-qualified status or legal compliance of such plans.

The above is a summary of the Hayes KEESA and is qualified by reference in its entirety to the Hayes KEESA, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

William T. James

William T. James is the Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Bank. The Company, the Bank and Mr. James entered into a two year Key Executive Employment and Severance Agreement dated September 5, 2014 and effective September 3, 2014 (the “James KEESA”), replacing the ongoing terms of a prior arrangement. Mr. James will receive a salary of $160,000 per year. Upon termination of employment for cause, or due to Mr. James voluntarily terminating his employment other than for good reason (as defined in the James KEESA), Mr. James is entitled to receive only accrued benefits. Upon termination of employment without cause or by Mr. James for good reason, (i) the award of restricted stock under the Anchor Bancorp Wisconsin Inc. 2014 Omnibus Incentive Plan will become fully vested upon the effective date of Mr. James’s termination of employment, (ii) he will receive an amount equal to the aggregate of (x) Mr. James’s then current base salary per annum and (y) Mr. James’s target annual bonus payout value for the calendar year in which Mr. James’s employment terminates, and (iii) he will also be entitled to payment or reimbursement of monthly premiums for COBRA continuation coverage for Mr. James and the members of his family who are qualified beneficiaries for eighteen months following her employment termination date. If the OCC or FDIC require Mr. James’s agreement to be terminated, all obligations of the Company and the Bank shall be terminated, except with respect to any previously vested rights. If the OCC or FDIC require Mr. James’s agreement to be suspended, the Company’s obligations and the Bank’s obligations shall be suspended; provided that if the suspension is lifted or charges dismissed, Mr. James shall receive all compensation withheld during the suspension.

In the event of a change in control, Mr. James will continue to be employed for a period of two years from the date of the change in control. During this period, Mr. James will receive (i) an annual base salary of not less than twelve times his highest monthly base salary for the twelve-month period immediately preceding the month in which the change in control occurs, (ii) the immediate vesting of any restricted stock, (iii) the immediate vesting of any stock options, (iv) the payment of any performance awards granted to him pursuant to the long-term incentive plan, on a pro rated basis and (v) an amount equal to his annual incentive target bonus for the fiscal year in which the change in control occurs. In the event that his employment is terminated during the two year period following a change in control, he will receive (i) two times the sum of (x) his annual base salary plus (y) his annual incentive bonus, (ii) outplacement services, to be provided by a nationally recognized executive placement firm, until the end of the first calendar year following the calendar year in which the termination occurs, provided that the cost shall not exceed 5% of his annual base salary (iii) life insurance, medical and dental coverage for the duration of the three year period following a change in control, or until he becomes covered under new employment and (iv) the immediate vesting of any benefits under his retirement plans that include vesting provisions to the extent permitted without jeopardizing the tax-qualified status or legal compliance of such plans.

The above is a summary of the James KEESA and is qualified by reference in its entirety to the James KEESA, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Scott M. McBrair

Scott M. McBrair is the Bank’s Executive Vice President—Retail Banking. The Company, the Bank and Mr. McBrair entered into a two year Key Executive Employment and Severance Agreement, dated September 5, 2014 (the “McBrair KEESA”), replacing the ongoing terms of a prior arrangement. Mr. McBrair will receive a salary of $330,000 per year. Upon termination of employment for cause, or due to Mr. McBrair voluntarily terminating his employment other than for good reason (as defined in the McBrair KEESA), Mr. McBrair is entitled to receive only accrued benefits. Upon termination of employment without cause or by Mr. McBrair for good reason, (i) the award of restricted stock under the Anchor Bancorp Wisconsin Inc. 2014 Omnibus Incentive Plan will become fully vested upon the effective date of Mr. McBrair’s termination of employment, (ii) he will receive an amount equal to the aggregate of (x) Mr. McBrair’s then current base salary per annum and (y) Mr. McBrair’s target annual bonus payout value for the calendar year in which Mr. McBrair’s employment terminates, and (iii) he will also be entitled to payment or reimbursement of monthly premiums for COBRA continuation coverage for Mr. McBrair and the members of his family who are qualified beneficiaries for eighteen months following her employment termination date. If the OCC or FDIC require Mr. McBrair’s agreement to be terminated, all obligations of the Company and the Bank shall be terminated, except with respect to any previously vested rights. If the OCC or FDIC require Mr. McBrair’s agreement to be suspended, the Company’s and the Bank’s obligations shall be suspended; provided that if the suspension is lifted or charges dismissed, Mr. McBrair shall receive all compensation withheld during the suspension.

In the event of a change in control, Mr. McBrair will continue to be employed for a period of two years from the date of the change in control. During this period, Mr. McBrair will receive (i) an annual base salary of not less than twelve times his highest monthly base salary for the twelve-month period immediately preceding the month in which the change in control occurs, (ii) the immediate vesting of any restricted stock, (iii) the immediate vesting of any stock options, (iv) the payment of any performance awards granted to him pursuant to the long-term incentive plan, on a pro rated basis and (v) an amount equal to his annual incentive target bonus for the fiscal year in which the change in control occurs. In the event that his employment is terminated during the two year period following a change in control, he will receive (i) two times the sum of (x) his annual base salary plus (y) his annual incentive bonus, (ii) outplacement services, to be provided by a nationally recognized executive placement firm, until the end of the first calendar year following the calendar year in which the termination occurs, provided that the cost shall not exceed 5% of his annual base salary (iii) life insurance, medical and dental coverage for the duration of the three year period following a change in control, or until he becomes covered under new employment and (iv) the immediate vesting of any benefits under his retirement plans that include vesting provisions to the extent permitted without jeopardizing the tax-qualified status or legal compliance of such plans.

The above is a summary of the McBrair KEESA and is qualified by reference in its entirety to the McBrair KEESA, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Mark D. Timmerman

Mark D. Timmerman is the Company’s Secretary and Executive Vice President—General Counsel and the Bank’s Secretary and Executive Vice President—General Counsel. The Company, the Bank and Mr. Timmerman entered into a two year Key Executive Employment and Severance Agreement, dated September 5, 2014 (the “Timmerman KEESA”), replacing the ongoing terms of a prior arrangement. Mr. Timmerman will receive a salary of $200,000 per year. Upon termination of employment for cause, or due to Mr. Timmerman voluntarily terminating his employment other than for good reason (as defined in the Timmerman KEESA), Mr. Timmerman is entitled to receive only accrued benefits. Upon termination of employment without cause or by Mr. Timmerman for good reason, (i) the award of restricted stock under the Anchor Bancorp Wisconsin Inc. 2014 Omnibus Incentive Plan will become fully vested upon the effective date of Mr. Timmerman’s termination of employment, (ii) he will receive an amount equal to the aggregate of (x) Mr. Timmerman’s then current base salary per annum and (y) Mr. Timmerman’s target annual bonus payout value for the calendar year in which Mr. Timmerman’s employment terminates, and (iii) he will also be entitled to payment or reimbursement of monthly premiums for COBRA continuation coverage for Mr. Timmerman and the members of his family who are qualified beneficiaries for eighteen months following her employment termination date. If the OCC or FDIC require Mr. Timmerman’s agreement to be terminated, all obligations of the Company and the Bank shall be terminated, except with respect to any previously vested rights. If the OCC or FDIC require Mr. Timmerman’s agreement to be suspended, the Company’s and the Bank’s obligations shall be suspended; provided that if the suspension is lifted or charges dismissed, Mr. Timmerman shall receive all compensation withheld during the suspension.

In the event of a change in control, Mr. Timmerman will continue to be employed for a period of two years from the date of the change in control. During this period Mr. Timmerman will receive (i) an annual base salary of not less than twelve times his highest monthly base salary for the twelve-month period immediately preceding the month in which the change in control occurs, (ii) the immediate vesting of any restricted stock, (iii) the immediate vesting of any stock options, (iv) the payment of any performance awards granted to him pursuant to the long-term incentive plan, on a pro rated basis and (v) an amount equal to his annual incentive target bonus for the fiscal year in which the change in control occurs. In the event that his employment is terminated during the two year period following a change in control, he will receive (i) two times the sum of (x) his annual base salary plus (y) his annual incentive bonus, (ii) outplacement services, to be provided by a nationally recognized executive placement firm, until the end of the first calendar year following the calendar year in which the termination occurs, provided that the cost shall not exceed 5% of his annual base salary (iii) life insurance, medical and dental coverage for the duration of the three year period following a change in control, or until he becomes covered under new employment and (iv) the immediate vesting of any benefits under his retirement plans that include vesting provisions to the extent permitted without jeopardizing the tax-qualified status or legal compliance of such plans.

The above is a summary of the Timmerman KEESA and is qualified by reference in its entirety to the Timmerman KEESA, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement between the Bank and Chris M. Bauer, dated September 5, 2014 (incorporated by reference to Exhibit 10.9 of the Company’s Registration Statement on Form S-1, filed September 9, 2014, File No. 333-192964).

10.2	Key Executive Employment and Severance Agreement between the Bank and Thomas Dolan, dated September 5, 2014 and effective September 3, 2014 (incorporated by reference to Exhibit 10.10 of the Company’s Registration Statement on Form S-1, filed September 9, 2014, File No. 333-192964).

10.3	Key Executive Employment and Severance Agreement between the Bank and Martha M. Hayes, dated September 5, 2014 (incorporated by reference to Exhibit 10.11 of the Company’s Registration Statement on Form S-1, filed September 9, 2014, File No. 333-192964).

10.4	Key Executive Employment and Severance Agreement between the Bank and William T. James, dated September 5, 2014 and effective September 3, 2014 (incorporated by reference to Exhibit 10.12 of the Company’s Registration Statement on Form S-1, filed September 9, 2014, File No. 333-192964).

10.5	Key Executive Employment and Severance Agreement between the Bank and Scott M. McBrair, dated September 5, 2014 (incorporated by reference to Exhibit 10.13 of the Company’s Registration Statement on Form S-1, filed September 9, 2014, File No. 333-192964).

10.6	Key Executive Employment and Severance Agreement between the Bank and Mark D. Timmerman, dated September 5, 2014 (incorporated by reference to Exhibit 10.14 of the Company’s Registration Statement on Form S-1, filed September 9, 2014, File No. 333-192964).

99.1	Press release dated September 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.

Date: September 9, 2014	By:	/s/ Mark D. Timmerman
Executive Vice President, Secretary and General Counsel